UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 19, 2017

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)

4141 N. Scottsdale Road, Ste. 300, Scottsdale, Arizona  85251

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:  (480) 372-4365

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                           [  ]

Item 2.02.   Results of Operations and Financial Condition.

On July 19, 2017, we issued a press release announcing our results of operations for the quarter ended June 30, 2017 and held an earnings conference call. Copies of the press release and presentation slides used in connection with the conference call are attached as Exhibit 99.1 and Exhibit 99.2 to this report and are hereby incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

                (d)  Exhibits

Exhibit 99.1     Press release

Exhibit 99.2     Presentation slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: July 19, 2017	By: /s/ Donald F. Adam
Donald F. Adam
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release
99.2	Presentation slides